Exhibit 10.7


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 1, 2005 by and among Noble Roman's, Inc., an Indiana corporation (the "Company"), and SummitBridge National Investments, LLC, a Delaware limited liability company (the "Investor"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in Section 1.

     1. Definitions. As used herein, the following terms shall have the following meanings.

     "Common Stock" means, collectively, (i) the Common Stock of the Company, and (ii) any other equity securities of the Company issued or issuable with respect to the Common Stock described in the preceding clause (i) by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity (or any department, agency or political subdivision thereof).

     "Registrable Securities" means 2,400,000 shares of Common Stock owned by the Investor (plus any shares of Common Stock acquired by, or issued or issuable to the Investor in respect of such Common Stock) or any other Person who becomes a holder of such Common Stock and to whom registration rights under this Agreement are assigned pursuant to Section 10(d) below. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (in connection with a transfer of securities or otherwise), whether or not such acquisition has actually been effected. Such Common Stock will cease to be Registrable Securities when sold (i) pursuant to a registration statement under the Securities Act, or (ii) in a transaction pursuant to Rule 144.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel and independent certified public accountants for the Company, but specifically excluding any fees or expenses of underwriters or counsel for the holders of any Registrable Securities.

     "Registration Period" means the period beginning on the later of (i) October 31, 2005 and (ii) the expiration of the "Stand Still Period," as such term is defined in that certain Settlement Agreement dated as of August 1, 2005, by and among the Company, the Investor and certain parties related to them, and ending on October 31, 2006.


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     "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     2. Demand Registrations.

     (a) Requests for Registration. Subject to the provisions of this Section 2, at any time during the Registration Period, the holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on such form as may be appropriate, which may be a Form S-1 or any similar long-form registration or a Form S-3 or any similar short-form registration, if available. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered, the anticipated method or methods of distribution (which may be a shelf registration for open market or privately negotiated transactions, an underwritten public offering or other manner of distribution) and the anticipated per share price range for such offering.

     (b) Limitations on Demand Registrations. The holder(s) of the Registrable Securities will be entitled to request one (1) Demand Registration, for which the Company will pay all Registration Expenses. A registration will not count as the permitted Demand Registration until it has become effective and remained effective for at least 90 days (including any period during which a post-effective amendment is effective), except that if the registration statement relates to open market and privately negotiated transactions (and does not provide for an underwritten offering), the registration statement shall have remained effective for at least 180 days; provided, however, that the holders of Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will count as a Demand Registration for such holder, irrespective of whether or not such registration is effected, unless the requesting holder(s) reimburse the Company for all expenses incurred in connection with such withdrawn registration.

     (c) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration, (i) first, the number of Registrable Securities requested to be included in such registration by the holders of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, any other securities of the Company requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of shares owned by each such holder.

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     (d) Selection of Underwriters. In the case of a Demand Registration, the holders of a majority of the Registrable Securities will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company which shall not be unreasonably withheld.

     (e) Other Registration Rights. Except as provided in this Agreement, prior to the expiration of the Registration Period, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, without the prior written consent of a majority of the holders of the Registrable Securities.

     3. Holdback Agreements.

     (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the date of the final prospectus relating to any Demand Registration (except as part of such registration), unless the underwriters managing the registered public offering otherwise agree to a shorter period.

     (b) The Company (i) will not effect any sale or distribution of equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered offering otherwise agree, and (ii) will use commercially reasonable efforts to cause each of its directors, officer and holders of more than 5.0% of the Company's outstanding Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock to agree not to effect any sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such offering, if otherwise permitted), unless the underwriters managing such offering otherwise agree. Notwithstanding the foregoing, the Company may at any time grant stock options and issue shares of common stock upon the exercise of presently outstanding stock options or options granted after the date hereof.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and provide such counsel with an opportunity to comment on such documents);

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period which

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will terminate upon the earlier to occur of such time when all Registrable
Securities covered by the registration statement have been sold or the registration statement has been effective for 90 days (provided, however, that such 90 day period shall be 180 days if the registration statement relates to open market and privately negotiated transactions ^and does not provide for an underwritten offering^), and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law matters) in any such jurisdiction, or (iv) incur unreasonable effort or expense);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, preparing and participating in customary and reasonable "road show" presentations to institutional investors);

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     (i) make available at reasonable times for inspection by any seller of
Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, subject to the applicable person(s) executing a nondisclosure agreement in reasonable form and substance if reasonably required by the Company;

     (j) otherwise comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and consider the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (l) use best efforts to prevent the issuance of any stop order ("Stop Order") suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the holders of Registrable Securities included in such registration statement of the receipt by the Company of such notification and shall use its best efforts promptly to obtain the withdrawal of such order;

     (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

     (n) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and

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that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company a written opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     5. Registration Expenses. All Registration Expenses will be borne by the Company. The holders of Registrable Securities shall bear all expenses incurred by them in connection with any offer or sale of the Registrable Securities.

     6. Indemnification.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, members, officers and directors and each Person who controls such holder (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, partner, member, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, partner, member, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will (i) indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) or who signs a registration statement filed pursuant hereto, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact relating to such holder and provided by such holder to the Company or the Company's agent contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in, or based upon, any information or affidavit so furnished in writing by such holder or such holder's representative; provided, that the obligation to indemnify will be individual to

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each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, and (ii) reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by such Persons in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished to such holder of Registrable Securities expressly for use therein. In connection with an underwritten offering in which a holder of Registrable Securities is participating, each such holder will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) or who signs the registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that failure to give such notice shall not affect the right of such Person to indemnification hereunder unless such failure is prejudicial to the indemnifying party's ability to defend such claim) and
(ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and each holder also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     7. Holders' Obligations.

     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangement approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable

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Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     (b) Upon receipt of notification described in Section 4(e), the holder(s) participating in an offering shall immediately cease offering or selling any Registrable Securities and shall not resume such offers or sales until the Company consents thereto and, thereafter, any offers or sales will be made only by means of an amended or supplemented prospectus furnished by the Company.

     8. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

     (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

     (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act; and

     (c) so long as any party hereto owns any Registrable Securities which may not be resold under Rule 144(k), furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration.

     9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, sent via a nationally recognized overnight courier or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                  If to the Company:

                  Noble Roman's Inc.
                  One Virginia Avenue, Suite 800
                  Indianapolis, Indiana 46204
                  Attention:  President


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                  With a copy to:

                  Thomas A. Litz, Esq.
                  Thompson Coburn LLP
                  One US Bank Plaza
                  St. Louis, MO 63101-1611


                  If to Investor:

                  Senior Asset Manager
                  Summit National Investments LLC
                  Well Fargo Building, Suite 2150
                  Denver CO 80203


or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

     10. Miscellaneous.

     (a) No Inconsistent Agreements. Prior to the end of the Registration Period, the Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least a majority of the Registrable Securities; provided that no amendment or waiver shall materially and adversely affect the rights hereunder of any of the parties hereto when compared with its effect on the other similarly-situated parties hereto without the prior written approval of such materially and adversely affected party.

     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Notwithstanding the foregoing to the contrary, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities may be assigned to one or more subsequent holders of Registrable Securities only if: (i) such assignee acquires at least 480,000 shares of Registrable Securities; and (ii) and the Company receives written notice of such assignment, including the name and address of the assignee, within 30 days thereof.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of

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such prohibition or invalidity, without invalidating the remainder of this
Agreement.

     (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Governing law. All questions concerning the construction, validity and interpretation of this agreement shall be governed by and construed in accordance with the domestic laws of the State of Indiana, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Indiana.

     (h) Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

     (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (j) Termination. This Agreement shall terminate at such time as neither the Investor nor any Person who holds Registrable Securities as a transferee of Investor (or as a transferee of any transferee) holds five percent (5.0%) or more than of the common stock of the Company outstanding, based on the Company's most recent periodic report filed under the Exchange Act.



                                    * * * * *




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     IN WITNESS WHEREOF, the parties hereto have executed this Registration
Rights Agreement as of the date first above written.


                                       NOBLE ROMAN'S, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       SUMMITBRIDGE NATIONAL INVESTMENTS LLC

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

















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